EXHIBIT 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 19, 2006 for Vaughan Foods, Inc., in the Registration Statement on Amendment No. 1 to Form S-1 and related Prospectus of Vaughan Foods, Inc.

                                                     /s/ Cole & Reed, P.C.

Oklahoma City, Oklahoma
December 27, 2006

--------------------------------------------------------------------------------